United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas		72211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 12, 2020, following approval by the U.S. Bankruptcy Court for the Southern District of New York and its issuance of its formal order approving the terms of the Settlement (as defined below), Uniti Group Inc. and its direct and indirect subsidiaries (collectively, “Uniti”) and Windstream Holdings, Inc. and its direct and indirect subsidiaries (collectively, “Windstream”) entered into the Settlement Agreement to resolve any and all claims and causes of action that have been or may be asserted against Uniti by Windstream, including all litigation brought by Windstream and certain of its creditors (the “Settlement”). The effectiveness of the Settlement is subject to finalization and execution of definitive documentation, certain regulatory approvals, and other conditions precedent, including receipt of certain legal opinions as to federal tax compliance. Following satisfaction of all such conditions precedent, consummation of the Settlement will occur on the earlier of Windstream’s emergence from bankruptcy and February 28, 2021.  All litigation between Windstream and Uniti is stayed while the parties implement the Settlement. For additional information concerning the terms of the Settlement, please refer to “Overview—Significant Business Developments—Windstream Litigation and Settlement” within “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Uniti’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2020, which is incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Settlement Agreement effective as of May 12, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary